Acquisitions	12 Months Ended
Dec. 31, 2014
Acquisitions
7.	Acquisitions

During the year ended December 31, 2014, Canon acquired several companies for a total cash consideration of ¥70,671 million, of which ¥30,696 million, ¥8,789 million, and ¥4,633 million was attributed to intangible assets, the related deferred tax liabilities, and other net assets acquired, respectively, and the residual amount of ¥44,131 million was recorded as goodwill. The goodwill recorded is attributable primarily to expected synergies from the combined operations of the acquired companies and Canon. None of the goodwill is expected to be deductible for tax purposes. Total acquisition-related costs were expensed as incurred and were not significant.

Intangible assets acquired, which are subject to amortization, consist of software of ¥13,290 million, customer relationships of ¥1,628 million and other intangible assets of ¥3,841 million. Canon has estimated the weighted average amortization period for the software and customer relationships to be 7 years and 6 years, respectively. The weighted average amortization period for all intangible assets is approximately 9 years. Intangible assets acquired, which are not subject to amortization, consist of in-process research and development of ¥11,937 million.

The results of operations of the acquired companies were included in Canon’s consolidated financial statements from the respective acquisition dates and were not material. Pro forma results of operations have not been disclosed because the effects of these acquisitions were not material, individually and in the aggregate.